EXHIBIT NO. 10.68

                      FOURTEENTH AMENDMENT TO POSTPETITION

                     CREDIT AGREEMENT AND ADOPTING AGREEMENT

         THIS FOURTEENTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT AND ADOPTING AGREEMENT, dated as of December 14, 1999 (this "AMENDMENT"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, LEVITZ REINSURANCE CORPORATION, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession (collectively, the "EXISTING BORROWERS"), LEVITZ FURNITURE COMPANY OF MASSACHUSETTS, INC., a Massachusetts corporation (the "NEW BORROWER"; and collectively with the Existing Borrowers, the "BORROWERS"), each Revolving Lender and Overadvance Term Lender signatories hereto (collectively, the "LENDERS") and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as collateral agent and agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997, as amended (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

         A. The Existing Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

         B. The Borrowers have requested that the Lenders and the Agent amend the Credit Agreement in certain respects.

         C. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.

                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         On the date each of the conditions set forth in SECTION 3 is satisfied by the Borrowers (the "CLOSING DATE"), the Credit Agreement is amended as follows:

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                1.1 The Credit Agreement is amended by adding New Borrower as a
         "Borrower" thereunder. Upon the effectiveness of this Amendment, all references to "Borrower" contained in the Credit Agreement shall be deemed to refer to each of the Existing Borrowers and New Borrower, collectively.

                1.2 Parts 6.1, 6.9, 6.10, [OTHERS?] of Schedule B to the Credit Agreement are supplemented by adding the items set forth on Annex I hereto relating to New Borrower.

         2.     ADOPTION AND CONFIRMATION.

                2.1 CREDIT AGREEMENT AND NOTES. By its execution and delivery of this Amendment, New Borrower hereby confirms that (i) upon the effectiveness of this Amendment it will become a "Borrower" under the Credit Agreement and each of the Notes, subject to all of the covenants, undertakings, liabilities and obligations of the Borrowers contained therein, including the joint and several obligations of the Borrowers with respect to the Postpetition Obligations as further provided in SECTION 11.16 of the Credit Agreement and (ii) all of the representations and warranties contained in the Credit Agreement that are applicable to it as a Borrower are true and correct as of the date hereof after giving effect to this Amendment.

                2.2 POST-PETITION SECURITY AGREEMENT. By its execution and delivery of this Amendment, New Borrower hereby confirms that (i) upon the effectiveness of this Amendment it will become a "Grantor" under and as defined in the Post-Petition Security Agreement, subject to all of the covenants, undertakings, liabilities and obligations of the Grantors contained therein, (ii) all of the representations and warranties contained in the Post-Petition Security Agreement that are applicable to it as a Grantor are true and correct as of the date hereof after giving effect to this Amendment and (iii) upon the effectiveness of this Amendment, it grants to Collateral Agent, on behalf and for the benefit of the Secured Parties, to secure all the Secured Obligations a lien upon and security interest in, all of its right, title and interest in, to and under the following: (A) Accounts;
         (B) Chattel Paper; (C) Contracts; (D) Documents; (E) Equipment;
         (F) General Intangibles; (G) Instruments; (H) Inventory; (I) Real Estate; (J) all other of its goods and property whether tangible or intangible, real, personal or mixed, whether now owned or hereafter acquired by it, wherever located, (K) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents profits and products of, each of the foregoing, and (L) all property of New Borrower held by any Secured Party, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of New Borrower, or as to which New Borrower may have any right or power (all capitalized terms set forth in this subsection (iii), unless otherwise defined herein, shall have the meaning assigned to such term in the Post-Petition Security Agreement).

                2.3 POST-PETITION PLEDGE AGREEMENT.

                    (a) On the Closing Date, Exhibit A to the Post-Petition
                Pledge Agreement is amended and restated in its entirety in the form set forth as Annex II hereto.

                    (b) By its execution and delivery of this Amendment, New
                Borrower hereby confirms that (i) upon the effectiveness of this Amendment it will become a "Borrower" and "Pledgor" under and as defined in the Post-Petition Pledge Agreement, subject to all of the covenants, undertakings, liabilities and obligations of the

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                Borrowers and Pledgors contained therein, (ii) all of the
                representations and warranties contained in the Post-Petition Pledge Agreement that are applicable to it as a Borrower or Pledgor thereunder are true and correct as of the date hereof after giving effect to this Amendment and (iii) upon the effectiveness of this Amendment, it pledges to the Collateral Agent, on behalf and for the benefit of the Secured Parties, to secure the Liabilities all of the following property and interests in property: (a) all shares of capital stock of each of the Issuers now or at any time or times hereafter owned by it (collectively, the "Pledged Stock"); (b) all warrants, options and other rights to acquire, and rights in and to, the capital stock of the respective Issuers now or at any time or times hereafter owned by it (collectively, the "Rights"); (c) all other property now or at any time or times hereafter received, receivable or otherwise distributed in respect of or in exchange or substitution for any or all of the Pledged Stock and/or the Rights, and all of its rights thereto, including, without limitation, all dividends, cash and other payments and distributions of any kind whatsoever; (d) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; (e) all additional indebtedness from time to time owed to it by any obligor of the Pledged Debt or any other Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and (f) all proceeds of all of the foregoing. (All capitalized terms set forth in this subsection (iii), unless otherwise defined herein, shall have the meaning assigned to such term in the Post-Petition Pledge Agreement after giving effect to this Amendment.)

                    (c) By its execution and delivery of this Amendment, [OWNER
                OF THE CAPITAL STOCK OF NEW BORROWER] hereby confirms that upon the effectiveness of this Amendment it has pledged the capital stock of New Borrower identified on Annex II to the Collateral Agent, on behalf and for the benefit of the Secured Parties, to secure the Liabilities (as defined in the Post-Petition Pledge Agreement) and that such capital stock constitutes Pledged Stock (as defined in the Post-Petition Pledge Agreement).

                2.4 BORROWING AGENCY AGREEMENT. Upon the effectiveness of this Amendment, New Borrower shall become a party to that certain Borrower Agency Agreement dated as of September 5, 1997 among LFC, as borrowing agent, and the Existing Borrowers, and appoints LFC as its borrowing agent thereunder, subject to the terms of such agreement.

                  2.5 POST-PETITION COLLATERAL AGENCY AGREEMENT. Upon the effectiveness of this Amendment, New Borrower acknowledges and consents to the Post-Petition Collateral Agency Agreement.

         3. CONDITIONS PRECEDENT.

         This Amendment becomes effective upon satisfaction of the following conditions:

         3.1 AMENDMENT APPROVAL ORDER. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "AMENDMENT APPROVAL ORDER"), which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. The Agent shall have been satisfied with the form and substance (and the timing of the notice) of the motion for the entry

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of the Amendment Approval Order. In addition, the Agent shall have been satisfied with the form and substance of the Amendment Approval Order.

         3.2 EXPENSES. The Agent shall have been reimbursed for all fees and expenses incurred by the Agent in connection with this Amendment.

         3.3 DOCUMENTS. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

             (a) FOURTEENTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders;

             (b) CERTIFICATE OF INCORPORATION, ETC. The Certificate of Incorporation of New Borrower certified by the appropriate Secretary of State as of a recent date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretaries of State of each other State in it is required to be qualified to transact business;

             (c) CERTIFIED RESOLUTIONS, ETC. A certificate of the Secretary or Assistant Secretary of New Borrower certifying (i) the names and true signatures of its officers authorized to sign this Amendment, (ii) its By-Laws and (iii) resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Amendment;

             (d) OPINION OF COUNSEL. An opinion of counsel to New Borrower;

             (e) UCC MATTERS. Satisfactory reports of UCC searches with respect to New Borrower and such UCC-1 financing statement signed by New Borrower as debtor naming the Collateral Agent as secured party as the Agent my require;

             (f) PLEDGED STOCK. For delivery to the Collateral Agent, the original stock certificates evidencing the capital stock of New Borrower pledged pursuant to the Post-Petition Pledge Agreement, together with undated stock powers duly executed in blank in connection therewith; and

             (g) OTHER. Such other documents as the Agent may reasonably request.

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         4. REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment:

         4.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

         4.2 EVENTS OF DEFAULT. No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

         4.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by SECTION 3.1), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

         4.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTION 3.1), except such consents and approvals as have been obtained.

         5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

         5.1 REFERENCES. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the Post-Petition Pledge Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" or "Post-Petition Pledge Agreement" shall mean and be a reference to the Credit Agreement or the Post-Petition Pledge Agreement, as the case may be, as amended by this Amendment.

         5.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         6. GOVERNING LAW.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

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         7. HEADINGS; COUNTERPARTS.

         Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                       LFC FUNDS ADMINISTRATOR:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its capacity as LFC Funds
                                       Administrator

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                           -------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       BORROWERS:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its individual capacity
                                       and it its capacity as the LFC Funds
                                       Administrator

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------


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



                                       LEVITZ FURNITURE REALTY CORPORATION, a
                                       Florida corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ SHOPPING SERVICE, a Florida
                                       corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                       INC., a Colorado corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                       INC., a California corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                       INC., a Washington corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

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

                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                       REALTY, INC., a Colorado corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                       REALTY, INC., a California corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON
                                       REALTY, INC., a Washington corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       JOHN M. SMYTH COMPANY, an Illinois
                                       corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

                                       JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                                       By: /s/ MICHAEL E. MCCREERY
                                          --------------------------------------
                                       Name: Michael E. McCreery
                                            ------------------------------------
                                       Title: SVP/Chief Financial Officer
                                             -----------------------------------

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

                                      LEVITZ FURNITURE COMPANY OF MASSACHUSETTS,
                                      INC., a Massachusetts corporation

                                      By: /s/ MICHAEL E. MCCREERY
                                         ---------------------------------------
                                      Name: Michael E. McCreery
                                           -------------------------------------
                                      Title: SVP/Chief Financial Officer
                                            ------------------------------------


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



                                       AGENT:

                                       BT COMMERCIAL CORPORATION, in its
                                       capacity as Agent

                                       By: /s/ DEAN J. WHALEN
                                          --------------------------------------
                                       Name: Dean J. Whalen
                                            ------------------------------------
                                       Title: Associate
                                             -----------------------------------

                                       REVOLVING LENDERS:

                                       BT COMMERCIAL CORPORATION, a Delaware
                                       corporation in its respective capacities as Revolving Lender and Collateral Agent

                                       By: /s/ DEAN J. WHALEN
                                          --------------------------------------
                                       Name: Dean J. Whalen
                                            ------------------------------------
                                       Title: Associate
                                             -----------------------------------

                                       FINOVA CAPITAL CORPORATION, in its
                                       capacity as Revolving Lender

                                       By: /s/ GERARD C. WORDELL
                                          --------------------------------------
                                       Name: Gerard C. Wordell
                                            ------------------------------------
                                       Title: Authorized Signer
                                             -----------------------------------

                                       HELLER FINANCIAL, INC., in its capacity
                                       as Revolving Lender

                                       By: /s/ DENNIS GRAHAM
                                          --------------------------------------
                                       Name: Dennis Graham
                                            ------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------

                                       LA SALLE NATIONAL BANK ASSOCIATION, in
                                       its capacity as Revolving Lender

                                       By: /s/ CHRISTOPHER G. CLIFFORD
                                          --------------------------------------
                                       Name: Christopher G. Clifford
                                            ------------------------------------
                                       Title: Sr. VP
                                             -----------------------------------

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

                                      TRANSAMERICA BUSINESS CREDIT CORPORATIONN, in its capacity as Revolving Lender

                                      By: /s/ R. L. HEINZ
                                         ---------------------------------------
                                      Name: R. L. Heinz
                                           -------------------------------------
                                      Title: Senior Vice President
                                            ------------------------------------

                                      GMAC BUSINESS CREDIT L.L.C., in its
                                      capacity as Revolving Lender

                                      By: /s/ THOMAS BRENT
                                         ---------------------------------------
                                      Name: Thomas Brent
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                                      OVERADVANCE TERM LENDER:

                                      M.D. SASS CORPORATE RESURGENCE PARTNERS,
                                      L.P.

                                      By: /s/ ROBERT T. SYMINGTON
                                         ---------------------------------------
                                      Name: Robert T. Symington
                                           -------------------------------------
                                      Title: Senior Vice President
                                            ------------------------------------


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